UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21552

                         J.P. Morgan Access Multi-Strategy Fund, L.L.C.

(Exact name of registrant as specified in charter)

270 Park Avenue

                         New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue, Floor 9

                         New York, NY 10017

(Name and address of agent for service)

Copy to:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the year ended March 31, 2018

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the year ended March 31, 2018

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities, and members’ capital, including the schedule of investments, of J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) as of March 31, 2018, the related statements of operations and cash flows for the year ended March 31, 2018, the statement of changes in members’ capital for each of the two years in the period ended March 31,2018, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the five years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, Investment Fund Portfolio Managers and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

May 30, 2018

We have served as the auditor of one or more investment companies in JPMorgan Funds Complex since 1993.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments

March 31, 2018

Investment Funds (f)	Cost ($)	Value ($)	% of Members’ Capital	Liquidity (e)
Event Driven
HG Vora Special Opportunities Fund, L.P (b)	14,950,000	15,050,779	3.73	Quarterly
Strategic Value Restructuring Fund, LP	10,477	6,209	0.00 (a)	In Liquidation**
Third Point Partners Qualified L.P. (b)	14,471,551	17,682,985	4.38	Quarterly
ValueAct Capital Partners, L.P.	165,490	243,707	0.06	Side Pocket*
Varde Credit Partners Offshore, Ltd. (b)	23,216,823	28,594,568	7.08	Quarterly
York European Opportunities Fund L.P. (b)	27,050,000	28,320,583	7.02	Quarterly

Total	79,864,341	89,898,831	22.27

Long/Short Equities
Coatue Qualified Partners, L.P. (b)	22,778,622	31,073,035	7.70	Quarterly
Glenview Institutional Partners, L.P. (b)	14,891,800	14,215,093	3.52	Quarterly/Side Pocket*
Highline Capital Partners QP, LP (b)	13,075,216	13,524,526	3.35	Quarterly
Lakewood Capital Partners, L.P. (b)	19,832,818	20,978,719	5.19	Quarterly

Total	70,578,456	79,791,373	19.76

Opportunistic/Macro
Brevan Howard L.P. (b)	487,123	1,067,762	0.26	Monthly
Caxton Global Investments (USA) (b)	15,065,360	14,429,670	3.57	Quarterly
D.E. Shaw Oculus Fund, L.L.C. (b)	11,134,720	12,493,443	3.10	Quarterly
Fort Global Contrarian, L.P. (b)	12,081,189	12,244,731	3.03	Daily
NWI Emerging Market Fixed Income Fund LP (b)	19,172,636	19,567,666	4.85	Quarterly
Winton Diversified Futures Fund (US) L.P.	9,663,000	9,692,114	2.40	Monthly

Total	67,604,028	69,495,386	17.21

Relative Value
Blue Mountain Credit Alternatives Fund L.P. (b)	11,208,172	12,506,839	3.10	Quarterly
D.E. Shaw Composite Fund, L.L.C.	26,845,881	31,455,477	7.79	Quarterly
Field Street Partners, L.P.	15,500,000	15,651,900	3.88	Monthly
King Street Capital, L.P. (b)	624,787	663,979	0.16	Side Pocket*
Magnetar Capital Fund, LP	10,277	10,758	0.00 (a)	In Liquidation**
Magnetar Risk Linked Fund (US), Ltd.	116,513	120,604	0.03	Side Pocket*
Magnetar SPV LLC	325	360	0.00 (a)	In Liquidation**
Tricadia Credit Strategies L.P. (b)	15,690,281	16,206,477	4.01	Quarterly
Two Sigma Spectrum U.S. Fund, LP (b)	28,159,651	31,195,388	7.73	Quarterly
Water Victoria Fund, L.P.	1,309	42,619	0.01	Side Pocket*

Total	98,157,196	107,854,401	26.71

Total Investments in Investment Funds	316,204,021	347,039,991	85.95

Registered Investment Companies
Equity Funds
AQR Long-Short Equity Fund	2,000,000	1,895,238	0.47	Daily
Chilton Strategic European Equities Fund (f)	7,918,669	7,801,141	1.93	Daily
Diamond Hill Long-Short Fund	10,000,000	9,552,846	2.37	Daily

Total Registered Investment Companies	19,918,669	19,249,225	4.77

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

March 31, 2018

Short-Term Investment	Cost ($)	Value ($)	% of Members’ Capital	Liquidity
Investment Company
JPMorgan U.S. Government Money Market Fund,
Institutional Class Shares, 0.01% (c),(d)	37,164,156	37,164,156	9.21	Daily

Total Short-Term Investment	37,164,156	37,164,156	9.21

Total Investments	373,286,846	403,453,372	99.93

Other Assets, less Liabilities		265,961	0.07

Members’ Capital		403,719,333	100.00

(a)	Amount rounds to less than 0.005%.
(b)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit is $289,816,243.
(c)

Investment in affiliate. The Fund holds 37,164,156 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)	The rate shown is the current yield as of March 31, 2018.
(e)	Certain funds (except registered investment companies and short-term investment) may be subject to an initial lock-up period, as described in Note 1 of the financial statements.
(f)	Non-Income producing investments.
*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.
**

The Investment Fund is in the process of ceasing its operations or has created a special purpose vehicle to handle the orderly disposition of the underlying assets, which may result in J.P. Morgan Access Multi-Strategy Fund, L.L.C.’s delayed receipt of redemption proceeds.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

March 31, 2018

Investment Strategy as a Percentage of Total Investments

The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentives of 20% to 30% of net profits earned.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

March 31, 2018

Assets

Investments in non-affiliates, at value (cost $336,122,690)	$366,289,216
Investments in affiliate, at value (cost $37,164,156)	37,164,156
Receivable for Investment Funds sold	108,952,316
Investments paid in advance (see Note 2c)	9,700,000
Prepaid expenses	71,912
Dividend receivable from affiliates	50,735

Total assets	522,228,335

Liabilities
Tender offer proceeds payable	116,533,303
Contributions received in advance (see Note 6)	1,014,000
Management Fee payable	413,282
Professional fees payable	376,588
Administration Fee payable	63,113
Credit facility fees payable	25,000
Other accrued expenses	83,716

Total liabilities	118,509,002

Members’ Capital	$403,719,333

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Operations

For the year ended March 31, 2018

Investment income
Dividend income from affiliates	$523,275
Dividend income from non-affiliates	405,465
Interest income from non-affiliates	42,076

Total investment income	970,816

Expenses
Management Fee (see Note 3)	6,387,933
Administration Fee (see Note 3)	958,190
Professional fees	652,658
Credit facility fees (see Note 4)	641,180
Fund accounting and custodian fees	463,752
Interest (see Note 4)	372,402
Investor servicing fees	199,100
Insurance	84,329
Directors’ and Chief Compliance Officer’s fees	39,250
Other	224,566

Total expenses	10,023,360

Less: Waivers and/or expense reimbursements (see Note 3)	(126,806)

Net expenses	9,896,554

Net investment income/(loss)	(8,925,738)

Realized and unrealized gain/(loss)
Net realized gain/(loss) from investments in non-affiliates	35,941,019
Net realized gain/(loss) from investments in affiliates	(300)
Net change in unrealized appreciation/(depreciation) on investments in non-affiliates	2,784,796
Net change in unrealized appreciation/(depreciation) on investments in affiliates	(450)

Net realized and unrealized gain/(loss)	38,725,065

Net increase in Members’ Capital resulting from operations	$29,799,327

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statements of Changes in Members’ Capital

For the year ended March 31, 2018

	Managing Member*	Special Member	Other Members	Total

From investment activities

Net investment income/(loss)	$–	$(27,608)	$(8,898,130)	$(8,925,738)
Net realized gain/(loss) from investments in non-affiliates	–	82,944	35,858,075	35,941,019
Net realized gain/(loss) from investments in affiliates	–	(2)	(298)	(300)
Net change in unrealized appreciation/(depreciation) on Investment Funds	–	35,119	2,749,677	2,784,796
Net change in unrealized appreciation/(depreciation) on affiliated Investment Companies	–	(2)	(448)	(450)

Net increase/(decrease) in Members’ Capital resulting from operations	–	90,451	29,708,876	29,799,327

From Members’ Capital transactions
Capital contributions	–	–	15,085,493	15,085,493
Repurchase fee	–	67	19,834	19,901
Capital repurchases	–	(1,993,037)	(415,212,367)	(417,205,404)

Net increase/(decrease) in Members’ Capital resulting from capital transactions	–	(1,992,970)	(400,107,040)	(402,100,010)

Net change in Members’ Capital	–	(1,902,519)	(370,398,164)	(372,300,683)

Members’ Capital at beginning of year	–	1,902,519	774,117,497	776,020,016

Members’ Capital at end of year	$–	$–	$403,719,333	$403,719,333

For the year ended March 31, 2017

	Managing Member*	Special Member	Other Members	Total

From investment activities

Net investment income/(loss)	$–	$(26,407)	$(22,350,612)	$(22,377,019)
Net realized gain/(loss) from Investment Fund transactions	–	(18,457)	(23,603,655)	(23,622,112)
Net realized gain/(loss) from affiliated Investment Companies	–	8	6,345	6,353
Net change in unrealized appreciation/(depreciation) on Investment Funds	–	158,362	135,218,652	135,377,014
Net change in unrealized appreciation/(depreciation) on affiliated Investment Companies	–	1	449	450
Performance allocation	–	51,637	(51,637)	–

Net increase/(decrease) in Members’ Capital resulting from operations	–	165,144	89,219,542	89,384,686

From Members’ Capital transactions
Capital contributions	–	–	30,354,000	30,354,000
Repurchase fee	–	106	70,539	70,645
Capital repurchases	–	–	(1,462,654,832)	(1,462,654,832)
Net increase/(decrease) in Members’ Capital resulting from capital transactions	–	106	(1,432,230,293)	(1,432,230,187)

Net change in Members’ Capital	–	165,250	(1,343,010,751)	(1,342,845,501)

Members’ Capital at beginning of year	–	1,737,269	2,117,128,248	2,118,865,517

Members’ Capital at end of year	$–	$1,902,519	$774,117,497	$776,020,016

*	MSFMM, Inc. is the Fund’s Managing Member and has a capital contribution of less than $1 in the Fund.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Cash Flows

For the year ended March 31, 2018

Cash flows from operating activities

Net increase in Members’ Capital resulting from operations	$29,799,327
Adjustments to reconcile net increase in Members’ Capital resulting from operations to net cash provided by operating activities:
Purchases of non-affiliated Investment Funds and registered investment companies	(173,524,121)
Sales of non-affiliated Investment Funds and registered investment companies	616,425,914
Sales of short-term investments in affiliates, net	33,163,442
Net realized (gain)/loss from investments in non-affiliates	(35,941,019)
Net realized (gain)/loss from investments in affiliates	300
Net change in unrealized (appreciation)/depreciation on investments in non-affiliates	(2,784,796)
Net change in unrealized (appreciation)/depreciation on investments in affiliates	450
Decrease in prepaid expenses	5,389
Decrease in receivable for Investment Funds sold	43,961,953
Increase in dividend receivable from affiliates	(17,937)
Increase in investments paid in advance	(2,950,000)
Decrease in Administration Fee payable	(168,165)
Decrease in credit facility fees payable	(24,822)
Decrease in interest payable	(12,357)
Decrease in Management Fee payable	(1,084,601)
Decrease in professional fees payable	(199,247)
Decrease in other accrued expenses	(136,944)

Net cash provided by operating activities	506,512,766

Cash flows from financing activities

Capital contributions, including change in contributions received in advance	13,969,375
Capital redemptions, including change in tender offer proceeds payable and repurchase fees	(514,987,032)
Proceeds from loan payable	108,500,000
Repayment of loan payable	(114,000,000)

Net cash used in financing activities	(506,517,657)

Net decrease in cash and cash equivalents	(4,891)

Cash at beginning of year	4,891

Cash at end of year	$–

Supplemental disclosure of cash flow information

Cash paid during the year for interest	$384,759

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Highlights

Ratios and other Financial Highlights

The following represents the ratios to the other Members’ Capital and other financial highlights information for Members’ Capital other than the Managing Member and Special Member.

	Years Ended March 31,
	2018	2017	2016	2015	2014

Total return	4.75%	6.49%	(14.42%)	3.56%	7.88%
Performance allocation	–	0.00 (a)	0.27%	(0.34%)	(0.81%)
Total return after performance allocation	4.75%	6.49%	(14.15%)	3.22%	7.07%

Ratios to the other Members’ Capital:

Expenses, before waivers	1.64%	1.51%	1.59%	1.60%	1.60%
Expenses, net of waivers	1.63%	1.49%	1.58%	1.59%	1.59%
Performance allocation	–	0.00 (a)	(0.32%)	0.35%	0.79%
Expenses, net of performance allocation and net of waivers	1.63%	1.49%	1.26%	1.94%	2.38%

Net investment income (loss), before waivers	(1.48%)	(1.46%)	(1.58%)	(1.60%)	(1.60%)
Net investment income (loss), net of waivers	(1.47%)	(1.44%)	(1.57%)	(1.59%)	(1.59%)

Portfolio turnover rate	27.45%	26.94%	25.59%	32.38%	22.18%

Members’ Capital applicable to other Members	$403,719,333	$774,117,497	$2,117,128,248	$2,945,945,233	$2,340,065,963

The above ratios and total returns are calculated for other Members taken as a whole. An individual investor’s return may vary from these returns based on the timing of capital contributions and performance allocation, if any.

The above expense ratios do not include the expenses from the investment funds and affiliated money market fund. However, total returns take into account all expenses.

(a)	Amount rounds to less than 0.005%.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018

1.  Organization

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

The following is a description of strategies used by third party investment advisors:

Event Driven – Invests in securities of companies in financial difficulty, reorganization or bankruptcy, involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy, nonperforming and subperforming bank loans, and emerging market debt. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to two years.

Long/Short Equities – Invests in long and short equity securities that are deemed to be under or overvalued. Investment Funds within this strategy are generally subject to 30-60 day redemption notice periods and may have lock-up periods of up to 18 months.

Opportunistic/Macro – Invests in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture. This strategy uses a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Investment Funds within this strategy are generally subject to 2-90 day redemption notice periods.

Relative Value – Makes simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year.

J.P. Morgan Investment Management Inc. (“JPMIM”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), acts as Investment Manager (the “Investment Manager”) and Administrator (the “Administrator”) and is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Directors (the “Board”). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund’s assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the “Sub-Advisor” or “JPMPI”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018 (continued)

1.  Organization (continued)

Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities. MSFMM, Inc., an entity established by Intertrust Group B.V., serves as the managing member of the Fund (the “Managing Member”).

Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

2.  Significant Accounting Policies

a.  Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital (“Members’ Capital”) from operations during the reporting period. Actual results could differ from those estimates.

b.  Valuation of Investments

The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018 (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets”, sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in affiliated and non-affiliated investment companies are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018 (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated and non-affiliated investment companies, as disclosed on the Schedule of Investments, are designated as Level 1.

As of March 31, 2018, Investment Funds with a fair value of $347,039,991 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.

c.  Investments Paid in Advance

Investments paid in advance represent cash which has been sent to Investment Funds prior to March 31, 2018, but the investment is not effective until April 1, 2018. At March 31, 2018, the Fund made the following commitments to purchase Investment Funds:

Investment Fund	Amount
HG Vora Special Opportunities Fund, L.P.	$1,450,000
Renaissance Institutional Diversified Alpha Fund*	8,250,000

Total	$9,700,000

* The Investment Fund utilizes the relative value strategy subject to a 45 day redemption notice period and has monthly liquidity.

d.  Distributions from Investments

Distributions received from Investment Funds, affiliated and non-affiliated investment companies whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

e.  Income Recognition and Security Transactions

Distributions of net investment income and realized capital gains from affiliated and non-affiliated investment companies, if any, are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds are included in Net change in unrealized appreciation/(depreciation) on the Statement of Operations.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018 (continued)

2.  Significant Accounting Policies (continued)

f.  Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to members (the “Members”); and other types of expenses as may be approved from time to time by the Board.

The Fund invests in Investment Funds, affiliated and non-affiliated investment companies and, as a result, bears a portion of the expenses incurred by these investments. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to the other Members’ Capital shown in the Financial Highlights. Certain expenses incurred indirectly through investment in an affiliated money market fund are waived by the Fund as described in Note 3.

g.  Income Taxes

The Fund intends to operate and has elected to be treated as a partnership for federal income tax purposes. Accordingly, no provision for the payment of federal, state or local income taxes has been provided. Each Member is individually responsible to report on its own tax return its distributive share of the Fund’s taxable income or loss.

The Investment Manager evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expense will significantly change in the next twelve months. The Investment Manager’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

The Investment Manager has reviewed the Fund’s tax positions for all open tax years and has determined that as of March 31, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, Investment Management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

3.  Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% (the “Management Fee”), payable monthly at the rate of 1/12 of

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018 (continued)

3.  Management Fee, Related Party Transactions and Other (continued)

1.00% of the month-end capital account balance of each Member, before giving effect to repurchases, Repurchase Fees (if any, as defined in Note 6). The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is paid monthly in arrears within 30 days of the calculation of the Fund’s month-end Members’ Capital of each month. For the year ended March 31, 2018, the Management Fee earned by JPMIM totaled $6,387,933.

The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1/12 of 0.85% of the month-end capital balance of each Member of the Fund.

The Sub-Advisor was the special member of the Fund (the “Special Member”). Prior to January 1, 2017, the Special Member was entitled to all incentive-based performance allocations, if any, from Members’ accounts (see Note 6).

Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) paid monthly at the annual rate of 0.15% of the Fund’s month end Members’ Capital before giving effect to repurchases, Repurchase Fees, (if any, as defined in Note 6) but after giving effect to the Fund’s other expenses. For the year ended March 31, 2018, the Administration Fee earned by JPMIM totaled $958,190.

The Investment Manager, the Sub-Advisor and the Administrator, have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses) exceed 1.92% on an annualized basis of the Fund’s Members’ Capital as of the end of each month. This expense limitation agreement is in effect until August 1, 2018. There were no fees waived pursuant to this agreement during the year ended March 31, 2018.

The Fund may invest in one or more money market funds advised by the Investment Manager or its affiliates (affiliated money market funds). The Investment Manager and/or Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from an affiliated money market fund on the Fund’s investment in such affiliated money market funds. Prior to August 26, 2016, a portion of the waiver was voluntary. The amount of waivers resulting from investments in the affiliated money market funds for the year ended March 31, 2018 was $126,806.

Entities may be retained by the Fund to assist in the placement of interests. These entities (“Placement Agents” or “Intermediaries”), which may include the Investment Manager and its affiliates, will generally be entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing an interest through a Placement Agent. The placement fee will be added to a prospective investor’s subscription amount; it will not constitute a capital contribution made by the investor to the Fund nor will it be included as part of the assets of the Fund. The placement fee may be adjusted or waived in the sole discretion of the Placement Agent.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018 (continued)

3.  Management Fee, Related Party Transactions and Other (continued)

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Directors’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Fund has adopted a Director Deferred Compensation Plan (the “Plan”) which allows the Independent Directors to defer the receipt of all or a portion of compensation related to performance of their duties as a Director. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4.  Line of Credit

The Fund has a line of credit with Credit Suisse International in the amount of $120 million and from time to time may borrow cash under a credit agreement. Prior to May 31, 2017, the line of credit was $200 million. Interest charged on borrowings, which is calculated on any outstanding loan balance, and based on a LIBOR-based rate, is payable on a monthly basis. The Fund also pays a monthly fee on the unused amount of the line of credit. The Fund had no outstanding loan balance on this line of credit as of March 31, 2018. This agreement terminates on May 30, 2018.

During the year ended March 31, 2018, the Fund had borrowings under the credit agreement as follows:

	Weighted		Number of Days
Average Daily	Average Interest	Interest	Borrowings Were	Credit Facility
Loan Balance*	Rate	Expense	Outstanding	Fee**
$37,991,667	2.94%	$372,402 §	120	$641,180 §

*	For the days borrowings were outstanding.

**	For the fiscal year ended March 31, 2018.

§	Interest expense and credit facility fees incurred for the year ended March 31, 2018 are included in the Statement of Operations.

The Fund is required to pledge securities as collateral to Credit Suisse International in an amount equal to a certain percentage of the available line of credit. Securities segregated as collateral are denoted on the Schedule of Investments.

At a meeting held in May 2018, the Board approved the renewal of the line of credit until May 29, 2019 and reduction of the line of credit to $70 million, effective May 30, 2018.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018 (continued)

5.  Security Transactions

During the year ended March 31, 2018, purchases and sales of investments (excluding short-term investments) amounted to $173,524,121 and $616,425,914, respectively.

At March 31, 2018, the estimated cost of investments for federal income tax purposes was $438,415,167. Accordingly, gross unrealized appreciation on investments was $ 32,152,635 and gross unrealized depreciation was $67,114,430, resulting in net unrealized depreciation of $34,961,795. The estimated cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on their respective Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the tax year ended December 31, 2017; therefore, the tax basis cost of investments as of March 31, 2018 is estimated based on information available, and will not be finalized by the Fund until after the fiscal year end.

6.  Contributions, Redemptions, and Performance Allocation

Generally, initial and additional contributions for Interests (“Interests”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any contributions for Interests in the Fund. The initial acceptance for contributions for Interests was April 1, 2004 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts contributions for Interests as of the first day of each month. At March 31, 2018, the Fund received $1,014,000 in contribution proceeds in advance of the April 1, 2018 contribution date, which included Repurchase Fees, as defined below, related to repurchase of Members’ Interests at March 31, 2018. This amount is included in the Statement of Assets, Liabilities and Members’ Capital.

The Fund from time to time may offer to repurchase Interests pursuant to written tenders by Members. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager expects to typically recommend to the Board that the Fund offer to repurchase Interests from Members of up to 35% of the Fund’s Member’s Capital quarterly, effective as of the last day of March, June, September, and December, although such recommendation may be less than or greater than 35%. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of Members’ Interests at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of its Interests. For the year ended March 31, 2018, the Fund earned Repurchase Fees of $19,901, which is included on the Statements of Changes in Members’ Capital. As of March 31, 2018, the Special Member tendered its entire position in the Fund.

At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial “Allocation Period” began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member’s capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018 (continued)

6.  Contributions, Redemptions, and Performance Allocation (continued)

Prior to January 1, 2017, the Fund was subject to a Performance Allocation (as defined below). Effective January 1, 2017, the Fund is no longer subject to the Performance Allocation. In connection with this change, the Fund is no longer required to have a Special Member to receive the Performance Allocation. While the Performance Allocation was earned on a calendar year basis, it was accrued and presented on the Statement of Changes in Members’ Capital on a fiscal year basis. As such information regarding the Performance Allocation is included in this report. The Performance Allocation for the fiscal year ended March 31, 2017 was $51,637. This amount was reported as Performance Allocation on the Statements of Changes in Members’ Capital.

With respect to the previously applicable Performance Allocation, at the end of each calendar year, each Member’s return on investment for the year was determined and a portion of the net capital appreciation allocated to each Member’s capital account during the year (the “Performance Allocation”) if any, net of the Member’s allocable share of the Management Fee and the Administrative Fee, equal to 10% of the portion of such net capital appreciation that exceeds the Preferred Return (as defined below) was reallocated to the capital account of the Special Member. The “Preferred Return” is equal to the 3-month U.S. Treasury Bill yield (as defined below) for each month during the relevant calendar year (or any shorter period of calculation). The “3-month U.S. Treasury Bill yield” for any month shall equal one-twelfth of the annual yield for the 3-month U.S. Treasury Bill for the first business day of the then current calendar quarter as set forth in the U.S. Federal Reserve Statistical Release H.15 (519) under the caption “Treasury constant maturities”, or if such measurement is not available, such other source as the Managing Member may determine appropriate in its discretion.

No Performance Allocation was made, however, with respect to a Member’s capital account until any cumulative net capital depreciation previously allocated to such Member’s capital account plus any Management Fees and Administrative Fees charged to such capital account (the “Loss Carry forward”) had been recovered. Any Loss Carry forward of a Member was reduced proportionately to reflect the repurchase of any portion of that Member’s Interest. Upon a repurchase of an Interest (other than at the end of a calendar year) from a Member, a Performance Allocation was determined and allocated to the Special Member, and in the case of any repurchase of a partial Interest, on a “first in - first out” basis (i.e., the portion of the Interest being repurchased and the amount with respect to which the Performance Allocation was calculated) was deemed to have been taken from the first capital contribution of such Member (as such contribution had been adjusted for net capital appreciation or depreciation, Management Fees, Manager Administrative Fees and other expenses) until it was decreased to zero and from each subsequent capital contribution until such contribution (as adjusted) was decreased to zero.

Effective September 1, 2016, the Performance Allocation for the 2016 calendar year was modified (“Modified Performance Allocation”). The Modified Performance Allocation was the lower of (i) the performance allocation that the Special Member would have been entitled to with respect to the capital account of any Member of the Fund as of the close of business on August 31, 2016 had such a day been the close of the calendar year and (ii) the performance allocation that the Special Member would have been entitled to with respect to the capital account of any such Member of the Fund at the close of the calendar year 2016 (or if such Member withdraws or transfers all or a portion of its capital account before December 31, 2016, at the close of such Member’s withdrawal date or transfer date) had the previous performance fee arrangement described above been in effect.

Effective January 1, 2017, the Fund will no longer be subject to a Performance Allocation. In connection with this change, the Fund is no longer required to have a Special Member to receive the Performance Allocation.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018 (continued)

7.  Risk Exposure

In the normal course of business, the Investment Funds trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from monthly to semi-annually, and may be subject to various lock-up provisions and early withdrawal fees.

Because of the Fund’s investment in the Investment Funds, the Fund indirectly pays a portion of the expenses incurred by the Investment Funds. As a result, a cost of investing in the Fund may be higher than the cost of investing in a fund that invests directly in individual securities and financial instruments.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are generally riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements March 31, 2018 (continued)

7.  Risk Exposure (continued)

Because of the Funds’ investments in registered investment companies, the Funds indirectly pay a portion of the expenses incurred by these Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the registered investment companies’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the registered investment companies may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the registered investment companies are disclosed within their individual financial statements and registration statements, as appropriate.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to economic results of those issuing the securities.

8.  Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9.  Concentrations

As of March 31, 2018, an affiliate of the Investment Manager managed their client’s holdings in the Fund, which collectively represented all of the Members’ Capital. Significant Member transactions, if any, may impact the Fund’s performance.

10.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of March 31, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited)

The business of the Fund is managed under the direction of the Board of Directors. Subject to the provisions of the operating agreement and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility. The Directors and officers of the Fund, their ages and descriptions of their principal occupations during the past five years are listed below.

Name (Year of Birth) Positions With The Fund	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1) (2)	Other Directorships Held During the Past 5 Years
Independent Directors
John F. Finn (1947), Chairman since 2013; Director since 2010.	Chairman (1985—present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974—present).	136

Director, Greif, Inc. (GEF) (industrial package products and services) (2007—present); Trustee, Columbus Association for Performing Arts (1988— present); Director, Cardinal Health, Inc (CAH) (1994—2014).

Stephen P. Fisher (1959); Director since 2018.

Retired; Chairman and Chief Executive Officer (2014—2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008—2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008—2017); President (2015—2017), Co-President (2014—2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005—2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014—2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007—2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011—2017); President, MainStay Funds Trust (registered investment companies) (2009—2017); President, The MainStay Funds (registered investment companies) (2007—2017).

		136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014— present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017— present).
Dr. Matthew Goldstein (1941), Chairman since 2013; Director since 2010.	Chancellor Emeritus, City University of New York (2015—present); Professor, City University of New York (2013— present); Chancellor, City University of New York (1999—2013); President, Adelphi University (New York) (1998—1999).	136	Trustee, Museum of Jewish Heritage (2011—present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).
Dennis P. Harrington* (1950), Director since 2017.	Retired; Partner, Deloitte LLP (1984— 2012).	136	None.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth) Positions With The Fund	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1) (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952), Director since 2010.	President, Ashland Hughes Properties (Property Management) (2014—present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993—2014).	136	None.
Raymond Kanner** (1953), Director since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007—2016).	136

Director, Emerging Markets Growth Fund (1997—2016); Acting Executive Director, 2016—17, Committee on Investment of Employee Benefit Assets (CIEBA), 2016—17; Advisory Board Member, Betterment for Business (2016— present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013—present) (index creator); Member, Russell Index Client Advisory Board (2001—2015).

Peter C. Marshall (1942), Director since 2010.	Self-employed business consultant (2002—present).	136	None.
Mary E. Martinez (1960), Director since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010—Present); Managing Director, Bank of America (Asset Management) (2007— 2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003— 2007); President, Excelsior Funds (registered investment companies) (2004—2005).	136	None.
Marilyn McCoy* (1948), Director since 2010.	Vice President of Administration and Planning, Northwestern University (1985—present).	136	None.
Mitchell M. Merin (1953), Director since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998— 2005).	136	Director, Sun Life Financial (SLF) (2007—2013) (financial services and insurance).
Dr. Robert A. Oden, Jr. (1946), Director since 2010.	Retired; President, Carleton College (2002—2010); President, Kenyon College (1995—2002).	136

Chairman, Dartmouth-Hitchcock Medical Center (2011—present); Trustee, American Schools of Oriental Research (2011— present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013—present).

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth) Positions With The Fund	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1) (2)	Other Directorships Held During the Past 5 Years
Marian U. Pardo** (1946), Director since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007—present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003—2006).	136	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006—present).
James J. Schonbachler (1943), Director since 2010.	Retired; Managing Director of Bankers Trust Company (financial services) (1968—1998).	136	None.

(1)	Each Director serves for an indefinite term, subject to the Fund’s current retirement policy, which is age 78 for all Directors.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors serves currently includes eleven registered investment companies (136 funds).

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Director.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Directors of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisors to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Directors is 270 Park Avenue, New York, NY 10017.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth), Positions Held with the Fund (since)	Principal Occupation During Past 5 Years
Officers
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)

Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999 – 2014)

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018) *

Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Frank J. Nasta (1964), Secretary (2010)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.
Stephen M. Ungerman (1953); Chief Compliance Officer (2010)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Elizabeth A. Davin (1964), Assistant Secretary, (2010)*

Executive, Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General counsel, JPMorgan Chase from 2005 to February 2012, Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) since 1990.

Jessica K. Ditullio (1962), Assistant Secretary (2010) **	Executive Director and Assistant General Counsel, JPMorgan Chase; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase; Mr. Fitzgerald has been with JPMorgan Chase since 2005.
Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase since from 2011 to February 2015.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)

Managing Director, JPMorgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Greg S. Samuels (1980), Assistant Secretary (2010)	Executive, Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.
Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.
Joseph Parascondola (1963), Assistant Treasurer (2011) *	Vice President, JPMorgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.), Inc. since August 2006.
Jeffrey D. House (1972), Assistant Treasurer (2017) **	Vice President, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since July 2016.
Lauren A. Paino (1973), Assistant Treasurer (2015) *

Treasurer and Principal Financial Officer of the Fund from 2013 to 2014; Executive Director, JPMorgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc., since August 2013; Director of Operations & Investor Relations at Credit Suisse Alternative Investments (2005 – 2013).

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Directors and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth), Positions Held with the Fund (since)	Principal Occupation During Past 5 Years
Matthew J. Plastina (1970), Assistant Treasurer (2011) *	Executive Director, JPMorgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to August 2016.
Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Westerville, OH 43082.

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪  Social Security number and account balances

▪  transaction history and account transactions

▪  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

▪  open an account or provide contact information

▪  give us your account information or pay us by check

▪  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪  sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪  affiliates from using your information to market to you

▪  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

The Fund’s Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission’s website at http://www.sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,120 for 2017 and $65,120 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for

2017 and $0 for 2018. Audit-related fees consist of semi-annual financial statement reviews during the Registrant’s fiscal year.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $536,905 for 2017 and $536,904 for 2018.

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2016 and December 31, 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2018 – Not applicable

2017 – Not applicable

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant disclosed below.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 - $32.5 million

2016 - $28.8 million

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

J.P. Morgan Private Investments Inc.

Proxy Voting Policies and Procedures

Advisers are fiduciaries and must act in the best interest of the client with respect to functions undertaken on behalf of the client, including proxy voting activities. An adviser must adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of the client, conflicts are identified and handled appropriately; and fiduciary obligations are fulfilled. An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts. An adviser must disclose to clients information about its proxy voting policies and procedures and how clients may obtain the policies and procedures.

This section is applicable to JPMPI in its capacity to provide investment advice and/or administrative functions to the Private Funds.

1.        Generally

On occasion, an issuer of an investment held by a Private Fund will request that an action be taken by such issuer’s investors (e.g., the Private Fund). The terms of the partnership or limited liability company agreement of the Private Fund will set forth the policies and procedures for casting the Private Fund’s vote on the action. In cases where the Private Fund’s investors have the right to vote on the matter, depending on the agreement, JPMPI, on behalf of the Private Fund, will either (i) cast votes representing a percentage of the Private Fund’s interest in the issuer based on the percentage of votes JPMPI received from the Private Fund’s investors or (ii) cast votes for the Private Fund’s entire interest in the issuer based on the votes JPMPI received from the Private Fund’s investors. In cases where JPMPI has the sole proxy authority to vote on a matter (and investors do not have voting rights), JPMPI has adopted the following voting policies and procedures:

2.        Proxy Voting Policies and Procedures

In general, JPMPI will handle all proxies and other corporate actions in a timely manner as part of its authority. JPMPI’s President is ultimately responsible for ensuring that all proxies received by JPMPI, on behalf of Private Funds, are voted in a timely manner and in a manner consistent with the Private Fund’s best interests. JPMPI’s fiduciary obligation to manage accounts in the best interests of the Private Funds extends to proxy voting. When voting proxies or acting with respect to corporate actions for Private Funds, JPMPI will act in a prudent and diligent manner solely with the goal of maximizing the economic value of the assets of the Private Fund’s account and thereby providing the greatest possible return to investors’ investments consistent with governing laws and the investment policies of the Private Fund.

As the management of a company is responsible for its day to day operations, JPMPI believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interest of investors. However, JPMPI generally votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish investor rights. JPMPI also generally votes against management in other cases where the facts and circumstances indicate that the proposal is not in its client’s best interests.

This section is applicable to JPMPI in its capacity as a sub-advisor to the RICs.

•

JPMPI seeks to have each investment management agreement set forth whether JPMPI or the client are responsible for voting proxies. If JPMPI is responsible, it is JPMPI’s obligation to vote proxies in the best interests of the client.

•	Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the JPMorgan Asset Management Proxy Voting Procedures and Guidelines.

•

It is the policy of JPMPI to vote all proxies received on stock held in portfolios over which JPMPI has discretionary management and proxy voting authority, unless JPMPI determines that it is not in the best interests of the client to vote any particular proxy.

•

To assist JPMPI’s investment personnel with proxy voting proposals, JPMAM may retain the services of an independent proxy voting services The services may assist with such items as: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; voting all proposals that are clearly covered in the JPMorgan Asset Management Proxy Voting Procedures and Guidelines; providing JPMPI with a comprehensive analysis of each proxy proposal; and providing JPMPI with recommendations on how to vote each proxy proposal based on JPMorgan Asset Management Proxy Voting Procedures and Guidelines.

•

To oversee the proxy voting process on an on-going basis, JPMAM has established a Proxy Committee has been established that meets at least semi-annually. The Committee is composed of the Proxy Administrator and senior officers from among the Investment, Legal, Compliance, Operations and Risk Management Departments.

•

The primary functions of the Proxy Committee are to periodically review general proxy voting matters; to review and approve the JPMorgan Asset Management Proxy Voting Procedures and Guidelines annually; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues to be implemented.

•

JPMAM has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator monitors recommendations from outside proxy services, escalates issues to appropriate investment professionals and confirms the outside services’ recommendation with the appropriate investment professional. The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.

•

Investment personnel, which may include Corporate Governance Specialists*, analyze issues to determine if any direct or indirect conflict regarding proxy voting exists, and if any conflict is identified the matter is referred to the Proxy Administrator.

•

In situations in which the JPMorgan Asset Management Proxy Voting Procedures and Guidelines are silent or recommend a case by case analysis, the Proxy Administrator will forward the proxy voting services’ voting recommendations to the appropriate investment professional. The investment professional will determine if the recommendations provided should be accepted.

•

If a material conflict of interest is identified by the Proxy Administrator, investment professional or Corporate Governance Specialist for the particular proxy vote, it is the responsibility of the Proxy Administrator to convene a subset of the Proxy Committee to review and determine what action should be taken, including the possibility of retaining an independent third party to exercise fiduciary responsibility in voting.

•

An investment professional may override the recommendation of the proxy service and/or the normal JPMPI policy position, if special circumstances apply. If so, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Safeguard Policy and Information Barriers Policies were not violated and a statement that there is not a conflict of interest.

•	The Proxy Administrator’s duties include reviewing overrides and determining if they should be referred to the Proxy Committee for review.
•	The Compliance Department verifies that JPMPI’s ADV contains appropriate disclosure on how to obtain the JPMorgan Asset Management Proxy Voting Policy and Guidelines and voting records.
•	JPMPI’s clients can obtain voting records for their portfolio(s).

•

Following a request from a client to their Client Service Manager, JPMPI’s clients can obtain voting records for their portfolio(s) as well as a copy of the JPMorgan Asset Management Proxy Voting Policy and Guidelines.

*Please note: For international markets, where market practices vary widely and where independent proxy voting services are less-well developed, all voting decisions are made on a case-by-case basis by Corporate Governance Specialists in conjunction with investment professionals, based exclusively on the principles contained in the JPMPI’s Proxy Voting Guidelines, as opposed to the recommendations of third-party agencies based on their interpretation of JPMPI’s Proxy Voting Guidelines.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT TEAM

The Fund’s portfolio managers are Boris Arabadjiev and Thomas Byrnes. The portfolio managers determine the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments. Mr. Arabadjiev is a Managing Director and the Head of Alternatives for the J.P. Morgan Private Bank CIO team, based in New York. Mr. Arabadjiev is a member of the Private Bank’s Global Investment Committee. Mr. Arabadjiev is responsible for coordinating the Private Bank’s CIO team research and strategy efforts across alternative investments, including hedge funds and liquid alternatives. In this capacity, Mr. Arabadjiev works closely with the firm’s Manager Selection, Hedge Fund Due Diligence, Portfolio Construction, Investment Strategy, and Risk Management teams to ensure alternative investments in client portfolios reflect the teams’ strategic and tactical views and are underwritten using a disciplined, systematic framework. Mr. Arabadjiev joined J.P. Morgan in 2017 with 18 years of capital markets experience and brings substantial expertise in analyzing, developing and investing in alternative investment strategies. Previously, Mr. Arabadjiev was the CIO and co-founder of Altemis Capital Management, a boutique asset management firm focused on liquid alternatives. At Altemis, Mr. Arabadjiev launched and ran a multi-asset risk premia product and customized solutions platform for institutional investors. Prior to Altemis, Mr. Arabadjiev was a Managing Director and CIO of the Alpha Strategies Group at Credit Suisse Asset Management, the firm’s fund of hedge funds business. Mr. Arabadjiev began his career at Barra Inc. in Berkeley, CA, where he worked with institutional investors on the development and application of factor-based risk analytics before moving to London to lead the firm’s cross-asset risk analytics effort. Mr. Arabadjiev holds a Ph.D. in Economics from the University of Southern California and a B.A. / B.Sc. from WV Wesleyan College. Mr. Byrnes is a Vice President and Portfolio Manager for the J.P. Morgan Private Bank hedge fund team, based in New York. In this role, Mr. Byrnes is responsible for the management of hedge fund and liquid alternative portfolios, which seek to optimize risk-adjusted returns through top-down portfolio construction and bottom-up vehicle selection. Prior to joining J.P. Morgan in April 2016, Mr. Byrnes served as a Portfolio Manager within the alternatives group at Russell Investments. In this role, Mr. Byrnes was responsible for managing multi-strategy and single-strategy hedge fund portfolios with investments totaling over $2 billion in global institutional and retail capital. Prior to Russell Investments, Mr. Byrnes worked within the hedge fund portfolio management and research teams at Credit Suisse, where he analyzed and implemented hedge fund investment ideas, as well as performed extensive research across multiple hedge fund strategies and portfolio construction focused on alternatives. Mr. Byrnes earned his Bachelor of Science in Business Administration with a concentration in Finance from Georgetown University, and is a Chartered Financial Analyst (CFA).

OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of March 31, 2018:

Non-Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Boris Arabadjiev	1	$121,300	11	$880,900	0	$0
Tom Byrnes	1	$121,300	11	$880,900	0	$0

Performance Based Fee Advisory Accounts ($000’s)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Boris Arabadjiev	0	$0	0	$0	0	$0
Tom Byrnes	0	$0	0	$0	0	$0

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager, Sub-Adviser and/or their affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients, some of which will be Investment Funds, and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which the Fund and/or the Investment Funds invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Manager, Sub-Adviser and JPMorgan is set forth in the Investment Manager’s and Sub-Adviser’s respective Forms ADV, as applicable, which prospective shareholders should review prior to purchasing Fund shares. Copies of Part 1 and Part 2A of the Investment Manager’s and Sub-Adviser’s respective Forms ADV are available on the SEC’s website (www.adviserinfo.sec.gov).

Acting for Multiple Clients. In general, the Investment Manager and Sub-Adviser face conflicts of interest when either or both renders investment advisory services to several clients and, from time to time, provide dissimilar investment advice to different clients. For example, when funds or accounts managed by the Investment Manager, Sub-Adviser and/or their affiliates (“Other Accounts”) engage in short sales of the same securities held by the Fund or an Investment Fund, the Investment Manager and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which the Fund or an Investment Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which the Fund or an Investment Fund has also invested and these activities could have an adverse effect on the Fund. For example, if the Fund or an Investment Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund or Investment Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund or Investment Fund invests may use the proceeds of such investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, the Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by the Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by the Investment Manager and/or Sub-Adviser for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

Investment opportunities that are appropriate for the Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. The Investment Manager’s and/or Sub-Adviser’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as the Fund or invests in substantially similar assets as the Fund, creates an incentive for the Investment Manager and Sub-Adviser, as applicable, to favor the account paying it the potentially higher fee, e.g., in placing securities trades. JPMorgan also faces conflicts of interest when waiving certain fees if those waivers enhance performance. The Investment Manager and/or Sub-Adviser is actively engaged in advisory, trade support and management services for multiple investment vehicles, funds and accounts (each, an “Affiliated Group Account”), including other unregistered investment funds as well as investment funds registered under the Investment Company Act of 1940. The Investment Manager and/or Sub-Adviser from time to time invests in an Investment Fund on behalf of the Fund and/or one or more of its other clients, and thereby holds a significant portion of the interests in such Investment Fund, which will give rise to certain conflicts. For instance, preferential terms are granted to Affiliated Group Accounts as a result of the aggregate size of the commitments by all of such Affiliated Group Accounts to an Investment Fund, and therefore, in such cases, the Investment Manager and/or Sub-Adviser will have an incentive not to withdraw an investment from any such Investment Fund when it might otherwise wish to do so for an Affiliated Group Account in order to preserve the preferential terms for all of its Affiliated Group Accounts.

The Investment Manager, Sub-Adviser and their Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Investment Manager, Sub-Adviser and/or an Affiliate. The Investment Manager, Sub-Adviser or their Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Investment Manager and Sub-Adviser are not required to purchase or sell for any client account securities that they, an Affiliate or any of their employees may purchase or sell for their own accounts or the proprietary accounts of the Investment Manager, Sub-Adviser or an Affiliate or its clients. The Investment Manager, Sub-Adviser, their Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.

The chart in “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s portfolio managers.

Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities and the Fund will not be entitled to any such compensation. In providing services and products to clients other than the Fund, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for the Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Fund and/or Investment Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including the Fund or an Investment Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or Investment Fund or the Fund’s or Investment Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the JPMorgan Funds have received exemptive orders permitting certain JPMorgan Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Fund cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Fund could not purchase in the offering. In both cases the number of securities and counterparties available to the Fund will be fewer than are available to registered funds that are not affiliated with major broker dealers.

JPMorgan derives ancillary benefits from providing investment advisory, administration, fund accounting and shareholder servicing and other services to the Fund, and providing such services to the Fund may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.

JPMorgan may provide brokerage services to Investment Funds in compliance with applicable law.

JPMorgan may keep any profits, commissions and fees accruing to it in connection with its activities for itself and other clients, and the fees or allocations from the Fund to the Investment Manager or its affiliates will not be reduced thereby. The Investment Manager or its affiliates, including the Sub-Advisor, may enter into placement agent agreements with a Portfolio Manager pursuant to which such Portfolio Manager may compensate the Investment Manager or its affiliates, including the Sub-Advisor, for referring investors (other than the Fund) to the Portfolio Manager.

To the extent permitted by applicable law, affiliates of the Investment Manager and Sub-Advisor from time to time will invest proprietary or client capital with investment advisers, which may also be Portfolio Managers to the Investment Funds, or in one or more of the Investment Funds in which the Fund invests. It is expected that a significant number of the Portfolio Managers will pay fees to such affiliates. For example, broker-dealer affiliates of the Investment Manager and Sub-Advisor, such as J.P. Morgan Securities LLC, act as placement agent for JPMorgan and third-party hedge funds and these affiliates will earn fees from the hedge fund sponsors or the hedge funds for providing placement and other ongoing services to the hedge fund. The Sub-Adviser generally chooses to invest the Fund’s assets in hedge funds also available for other J.P. Morgan Private Bank accounts, which typically are only hedge funds who pay or whose sponsors pay such fees to a broker-dealer affiliate of the Investment Manager and Sub-Advisor. The Sub-Advisor also invests in hedge funds that do not use a broker-dealer affiliate as placement agent. Fees paid to these affiliates are based on the client capital invested on their behalf by the affiliate in the Investment Funds. However, no affiliate will receive fees from Portfolio Managers for the Fund’s capital invested in the Investment Funds. In addition, JPMorgan may have other business relationships with such Portfolio Managers.

Participations Adverse to the Fund. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect the Fund’s and/or an Investment Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when the Fund and/or an Investment Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients”.

Preferential Treatment. The Investment Manager and/or Sub-Adviser receive more compensation with respect to certain funds or Other Accounts than it receives with respect to the Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for the Investment Manager and Sub-Adviser and their portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time and attention to the management of the funds or accounts.

JPMorgan and its affiliates have entered into arrangements with service providers that include fee discounts for services rendered to JPMorgan and its affiliates. For example, certain law firms retained by JPMorgan or one or more of its affiliates discount their legal fees based upon the type and volume of services provided to JPMorgan or its affiliates. The cost of legal services paid by the Fund is separately negotiated and is not included in the negotiation or calculation of the JPMorgan rate and, as a result, the fees that are charged to the Fund typically reflect higher billing rates. In the event legal services are provided jointly to JPMorgan or its affiliates and the Fund with respect to a particular matter, the Fund and JPMorgan or such affiliates will each bear their pro rata share of the cost of such services which may reflect the JPMorgan discount or a higher rate, depending on the facts and circumstances of the particular engagement.

Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. In addition, JPMorgan has an incentive to allocate assets of the Fund to an underlying fund that is small, pays fees to JPMorgan or to which JPMorgan has provided seed capital.

Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, the Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by the Fund that could be triggered based on the number of options written by the Investment Manager and/or Sub-Adviser on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.

Soft Dollars. The Investment Manager and/or Sub-Adviser pay certain broker-dealers with “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. The Investment Manager and/or Sub-Adviser face conflicts of interest because the statistical information and other research services may benefit certain other clients of the Investment Manager and/or Sub-Adviser more than the Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.

Additionally, when the Investment Manager and/or Sub-Adviser uses client brokerage commissions to obtain statistical information and other research services, the Investment Manager and/or Sub-Adviser receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, the Investment Manager and/or Sub-Adviser may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.

Tender Offers. JPMorgan on behalf of its discretionary clients have significant ownership in the Fund. JPMorgan faces conflicts of interest when recommending to the Board the amount of shares the Fund should accept for tender, and when considering the effect of tender offers on the Fund and on other shareholders in deciding whether and when to tender its shares. A large tender of shares by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large tender could significantly reduce the assets of the Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio and other adverse consequences to the Fund, such as an event of default under the Credit Agreement.

Affiliated Transactions. The Fund is subject to conflicts of interest if it engages in principal or agency transactions with other JPMorgan funds or with JPMorgan. To the extent permitted by law, the Fund can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Fund (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self- dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of the Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

In addition, JPMorgan has direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). The Investment Manager and/or Sub-Adviser, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.

JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.

Affiliated Service Providers. JPMorgan faces conflicts of interest when the Fund uses service providers affiliated with JPMorgan because JPMorgan receives greater overall fees when they are used. Affiliates provide investment advisory, administration, fund accounting and shareholder servicing services to the Fund for which they are compensated by the Fund. Similarly, the Investment Manager and Sub-Adviser face conflicts of interest if they decide to use or negotiate the terms of a credit facility for the Fund if the facility is provided by an Affiliate. The JPMorgan affiliates providing services to the Fund benefit from additional fees when the Fund invests in an Investment Fund that also uses JPMorgan as its service provider.

Proxy Voting. Potential conflicts of interest can arise when the Investment Manager and/or Sub-Adviser votes proxies for securities held by the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that an Affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with the Investment Manager’s and/or Sub-Adviser’s proxy voting guidelines or by the third party using its own guidelines. Potential conflicts of interest can arise when the Investment Manager and/or Sub-Adviser invest Fund assets in securities of companies that are also clients of the Investment Manager and/or Sub-Adviser or that have material business relationships with the Investment Manager and/or Sub-Adviser or an Affiliate and a vote against management could harm or otherwise affect the Investment Manager’s, Sub- Adviser’s or the Affiliate’s business relationship with that company.

Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.

Valuation. Investment Manager acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. Investment Manager values securities and assets in the Fund according to the Fund’s valuation policies. From time to time Investment Manager will value an asset differently than an Affiliate values the identical asset, including because the Affiliate has information regarding valuation techniques and models or other information that it does not share with Investment Manager. This arises particularly in connection with securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (e.g., startup companies) and which are fair valued. Investment Manager will also face a conflict with respect to valuations as they affect the amount of Investment Manager’s compensation as investment adviser and administrator.

Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, come into possession of information about certain markets and investments which, if known to the Investment Manager and/or Sub-Adviser, could cause the Investment Manager and/or Sub-Adviser to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. However, JPMorgan’s internal information barriers restrict the Investment Manager’s and Sub-Adviser’s ability to access such information even when it would be relevant to its management of the Fund. Such Affiliates can trade differently from the Fund potentially based on information not available to the Investment Manager and Sub-Adviser. If the Investment Manager and/or Sub-Adviser acquires or is deemed to acquire material non- public information regarding an issuer, the Investment Manager and/or Sub-Adviser will be restricted from purchasing or selling securities of that issuer for its clients, including the Fund, until the information has been publicly disclosed or is no longer deemed material.

Gifts and Entertainment. From time to time, employees of the Investment Manager and/or Sub-Adviser receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or the Investment Manager and/or Sub-Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

I. Additional Potential Conflicts of Interest

The Investment Manager has engaged an affiliated sub-adviser. The Investment Manager compensates the Sub-Adviser out of the advisory fees it receives from the Fund, which creates an incentive for the Adviser to select sub-advisers with lower fee rates or to select affiliated sub-advisers. In addition, the Sub-Adviser has interests and relationships that create actual or potential conflicts of interest related to its management of the assets of the Fund. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein. Such potential conflicts relate to the Sub-Adviser’s trading and investment practices, including, but not limited to, their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the Sub-Adviser is set forth in the Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2 of the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

II.CONFLICTS OF INTEREST RELATING TO PORTFOLIO MANAGERS

The Investment Manager anticipates that each Portfolio Manager will consider participation by the Fund or an Investment Fund in which the Fund invests in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for investment funds and other accounts managed by the Portfolio Manager other than the Fund (“Portfolio Manager Accounts”), that pursue investment programs similar to that of the Fund. Circumstances may arise, however, under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Portfolio Manager will commit assets of the Fund or an Investment Fund. Circumstances may also arise under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager intends not to invest on behalf of the Fund or an Investment Fund, or vice versa.

Situations may occur when the Fund could be disadvantaged by investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund and/or Portfolio Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Fund’s or an Investment Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

A Portfolio Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Portfolio Manager determined it was appropriate for the Investment Fund to purchase and a Portfolio Manager Account to sell, or the Investment Fund to sell and a Portfolio Manager Account to purchase, the same security or instrument on the same day.

Each Portfolio Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Portfolio Manager that are the same, different from or made at different times than positions taken for the Fund or an Investment Fund in which the Fund participates. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Investment Manager or its affiliates, including the Sub-Advisor. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Investment Manager may provide to one or more Portfolio Manager Accounts or the Fund.

PORTFOLIO MANAGER COMPENSATION

Each Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual and/or investment funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual and/or investment funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual and/or investment funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual and/or investment funds.

(a)(4)    Disclosure of Securities Ownership

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Boris Arabadjiev	$0

Thomas Byrnes	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) J.P. Morgan Access Multi-Strategy Fund, L.L.C.

By (Signature and Title)* /s/ Brian S. Shlissel Brian S. Shlissel, Principal Executive Officer (principal executive officer)

Date June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Brian S. Shlissel Brian S. Shlissel, Principal Executive Officer (principal executive officer)

Date June 7, 2018

By (Signature and Title)* /s/ Timothy J. Clemens Timothy J. Clemens, Principal Financial Officer (principal financial officer)

Date June 7, 2018

* Print the name and title of each signing officer under his or her signature.